SUPPLEMENT DATED APRIL 1, 2022

To the

PROSPECTUS DATED MAY 1, 2017- TRANSAMERICA ADVISOR ELITESM VARIABLE ANNUITY

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA B

Effective on May 1, 2022, the Transamerica S&P 500 Index VP (the “Fund”) will be available as an investment option for the product above. The Fund will also be available as a designated investment option under the Guaranteed Lifetime Withdrawal Benefit.

This Supplement updates certain information in the above referenced prospectus (the ‘‘Prospectus’’). Except as indicated in this Supplement, all other information included in the Prospectus remains unchanged. We will send you another copy of the applicable Prospectus or any supplement without charge upon request. Please contact our Administrative Office referenced in the Prospectus.

This Supplement must be accompanied or preceded by the current Prospectus.

Please read this Supplement carefully and retain it for future reference.